UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 14, 2022, the Board of ShiftPixy, Inc., a Wyoming corporation (the “Company”), approved the issuance to the Company’s founder and principal shareholder, Scott W. Absher, of 12,500,000 shares of the Company’s Preferred Class A Stock, par value $0.0001 per share (the “Preferred Stock”), in exchange for (a) the surrender (the “Surrender”) by Mr. Absher of his options (the “Options”) to acquire such Preferred Stock, which Options provide for exercise upon certain triggering events as specified in the Options, and as detailed in our prior filings, and (b) the tender of payment by Mr. Absher of the sum of $5,000, representing four times the par value for such Preferred Stock.

The description of terms and conditions of the Surrender set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the form of the Surrender, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Thereafter, on July 19, 2022, Mr. Absher converted 8,000,000 shares of the Preferred Stock to 8,000,000 shares of the Company’s Common Stock, par value $0.0001 per share.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Surrender and the shares of Preferred Stock issuable upon the execution thereof is hereby incorporated by reference into this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 15, 2022, the Board of the Company adopted an amendment (the “Amendment”) to the Bylaws of the Company. The Amendment became effective immediately on adoption. The Amendment updates Section 11 of Article II of the Bylaws to accord with Article VII of the Company’s Amended and Restated Articles of Incorporation, which were filed with the Secretary of State of Wyoming on March 25, 2020, and with §17-16-704 of the Wyoming Business Corporation Act, permitting shareholder action if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

The foregoing description of the revised Bylaws is qualified in its entirety by reference to the revised Bylaws, a copy of which is filed as an exhibit to this Form 8-K and is incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Surrender
10.2	Bylaws of ShiftPixy, Inc., as amended through July 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHIFTPIXY, INC.

Date: July 19, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer